UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) December 1, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On December 1, 2006 General Motors Corporation (GM) issued a news release announcing November 2006 sales. The release is as follows:

                       GM U.S. Retail Sales Up 11 Percent,
                Total Sales Up 6 Percent Compared With Last Year

GM's U.S. Divisions Deliver 297,556 Vehicles In November

Chevrolet Avalanche, Silverado and GMC Sierra Pickup Trucks On The Move -- Large Pickup Retail Sales Up 29 Percent

New Tahoe, Yukon, and Escalade Push Full-Size Utilities Total Sales Up
73 Percent

Planned Daily Rental Fleet Reductions Impact Q1 2007 Production Forecast

DETROIT - General Motors dealers in the United States sold 297,556 new cars and trucks in November, a 6 percent increase compared with last year. Beginning with the 2007 model year in September, retail sales are up 13 percent and while retail sales for November were up 11 percent compared to a year ago. Retail truck sales were up 17 percent, led by a 29 percent increase in large pickup retail sales such as Chevy Silverado and GMC Sierra and a 36 percent increase in luxury utility retail sales, including triple-digit retail increases for the entire Cadillac Escalade lineup. Retail car sales were up 1 percent, led by Chevrolet Impala, Buick Lucerne, Pontiac G5, Saturn Aura and Cadillac CTS.

"We continue to experience strong customer demand for our lineup of fuel efficient vehicles and new launch products. In a challenging market, we are pleased to be gaining momentum with our truck lineup, which we attribute to offering the best fuel economy and the best warranty in the segment, " said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing. "Importantly, sales were solid throughout the month with dealers driving traffic with our annual year-end Red Tag Event." The Red Tag Event runs through January 2, 2007.

GMC, Cadillac, Chevrolet, Buick, Saab and Saturn all had retail sales increases in November. GMC was up 23 percent retail, compared with a year ago, with double-digit sales increases for the Sierra, Yukon and Yukon XL. Cadillac retail sales were up 26 percent, with a 15 percent increase in CTS and triple-digit increases for the entire Escalade lineup. Chevrolet retail sales were up 9 percent, with retail increases by Silverado, up 23 percent; Tahoe, up 50 percent; and Suburban, up 36 percent. Buick retail sales were up 38 percent, led by Lucerne which saw a sales increase of more than 6,000 vehicles compared with last November. Saab retail sales were up 25 percent, driven by a 87 percent hike for 9-5, a 64 percent rise for 9-7X and a 11 percent retail increase for 9-3. Lastly, Saturn retail sales were up 14 percent as the all-new 2007 Aura and Sky continue to bring new customers into the Saturn family.

"Our Manufacturing team worked extremely hard on a high-quality launch and has already produced more than 50,000 new 2007 Chevy Silverados and GMC Sierras, " LaNeve added. "This accelerated launch means we are in the marketplace 13 weeks ahead of schedule - and most importantly - ahead of the competition with the best quality, fuel economy and value in the important full-size pickup segment."

GM continues to reduce its reliance on daily rental sales. Sales to daily rental companies were down 13 percent compared to year-ago levels, while non-daily rental fleet business was up 5 percent. Overall fleet sales of 80,452 vehicles were down 7 percent compared with last November.

Certified Used Vehicles

November sales for GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 42,006 down 1 percent comparable to last November's sales. Certified sales from Saturn Certified Pre-Owned Vehicles were not available at the time of this release. Total year-to-date certified GM sales, excluding November sales of Saturn Certified Pre-Owned Vehicles, are 478,389 units, down 1 percent compared with the same period last year.

GM Certified Used Vehicles, the industry's top-selling certified pre-owned brand, posted 36,485 sales in November, down 1.7 percent from November 2005. Year-to-date sales for GM Certified Used Vehicles are 413,688 units, comparable to last year's results for the same period.

Cadillac Certified Pre-Owned Vehicles posted 3,545 sales in November, up 16 percent from last November. Saturn certified pre-owned sold 1,351 units down 25 percent. Saab Certified Pre-Owned Vehicles sold 514 units, up nearly 5 percent. In its eleventh month of operation, HUMMER Certified Pre-Owned sold 112 units.

"Cadillac Certified Pre-Owned Vehicles continues to roll along with another strong monthly sales performance. For the month, they were up 16 percent over November 2005, with year-to-date sales up 8 percent from the same period last year," said LaNeve. "Through November, GM Certified Used Vehicles, the industry's top-selling certified brand, sold 413,688 units, comparable to its category record annual sales in 2005."

GM North America Reports November 2006 Production, 2006 Fourth Quarter Production Forecast Remains Unchanged at 1.110 Million Vehicles, 2007 First Quarter Production Forecast Set at 1.140 Million Vehicles

In November, GM North America produced 360,000 vehicles (148,000 cars and 212,000 trucks). This is down 71,000 units or 16 percent compared to November 2005 when the region produced 431,000 vehicles (169,000 cars and 262,000 trucks). (Production totals include joint venture production of 20,000 vehicles in November 2006 and 30,000 vehicles in November 2005.)

The region's 2006 fourth quarter production forecast is unchanged at 1.110 million vehicles (449,000 cars and 661,000 trucks). In the fourth quarter of 2005 the region produced 1.281 million vehicles (483,000 cars and 798,000 trucks). Additionally, the region's initial 2007 first quarter production forecast is set at 1.140 million vehicles (457,000 cars and 683,000 trucks), down 9 percent from first quarter 2006 actuals. The majority of the production decrease in the first quarter is attributed to GM's ongoing efforts to reduce low-margin daily rental fleet sales. The remainder of the cuts is attributed to shifting production to the company's new full-size pickups and the ongoing management of inventories.

GM also announced unchanged 2006 fourth quarter production forecast and initial 2007 first quarter production forecasts for its international regions.

GM Europe - GM Europe's 2006 fourth quarter production forecast is unchanged at 445,000 units. In the fourth quarter of 2005 the region built 443,000 vehicles. The region's initial 2007 first quarter production forecast is set at 508,000 vehicles.

GM Asia Pacific -The region's 2006 fourth quarter production forecast is unchanged at 504,000 units. In the fourth quarter of 2005 the region built 420,000 vehicles. GM Asia Pacific's initial 2007 first quarter production forecast is set at 539,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2006 fourth quarter production forecast is unchanged at 215,000 units. In the fourth quarter of 2005 the region built 188,000 vehicles. The region's 2007 first quarter production forecast is set as 214,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  November               January - November
-------------------------------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   25         2006      2005   per S/D      2006       2005    %Chg
--------------------------------------------------------------------------------
Vehicle Total          297,556   281,288    5.8    3,783,318  4,125,689   -8.3
-------------------------------------------------------------------------------
Car Total              109,985   119,362   -7.9    1,495,791  1,620,234   -7.7
-------------------------------------------------------------------------------
Truck Total            187,571   161,926   15.8    2,287,527  2,505,455   -8.7
-------------------------------------------------------------------------------
Light Truck Total      183,573   157,415   16.6    2,235,049  2,449,531   -8.8
-------------------------------------------------------------------------------
Light Vehicle Total    293,558   276,777    6.1    3,730,840  4,069,765   -8.3
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                  November               January - November
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                   18,089    16,208   11.6      224,671    260,286  -13.7
Cadillac                17,250    14,339   20.3      204,299    212,056   -3.7
Chevrolet              171,003   166,087    3.0    2,221,059  2,438,304   -8.9
GMC                     37,440    28,775   30.1      439,452    515,634  -14.8
HUMMER                   5,795     5,991   -3.3       64,596     48,648   32.8
Oldsmobile                   0        43  ***.*           96      1,799  -94.7
Other - Isuzu            1,138     1,378  -17.4       13,185     13,355   -1.3
Pontiac                 26,154    31,687  -17.5      377,457    401,518   -6.0
Saab                     2,497     2,091   19.4       32,814     35,577   -7.8
Saturn                  18,190    14,689   23.8      205,689    198,512    3.6
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    103,865   113,131   -8.2    1,403,507  1,510,968   -7.1
-------------------------------------------------------------------------------
Light Truck            183,573   157,415   16.6    2,235,049  2,449,531   -8.8
-------------------------------------------------------------------------------

Twenty-five selling days for the November period this year and twenty-five for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 November                January - November
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        25
-------------------------------------------------------------------------------
Century                      2        44  -95.5           82      6,456  -98.7
LaCrosse                 5,033     6,720  -25.1       66,396     85,879  -22.7
LeSabre                     35     1,373  -97.5        2,280     74,333  -96.9
Lucerne                  8,038     2,724  195.1       90,821      3,009  ***.*
Park Avenue                  3        24  -87.5           49      2,158  -97.7
Regal                        0         5  ***.*           30        593  -94.9
     Buick Total        13,111    10,890   20.4      159,658    172,428   -7.4
-------------------------------------------------------------------------------
CTS                      3,601     3,532    2.0       50,024     53,959   -7.3
DeVille                     21       218  -90.4          784     38,397  -98.0
DTS                      4,358     4,482   -2.8       53,269     18,061  194.9
Seville                      0         0  ***.*            9        135  -93.3
STS                      1,651     1,931  -14.5       23,226     30,298  -23.3
XLR                        257       190   35.3        2,917      3,466  -15.8
     Cadillac Total      9,888    10,353   -4.5      130,229    144,316   -9.8
-------------------------------------------------------------------------------
Aveo                     3,285     3,617   -9.2       54,252     64,706  -16.2
Cavalier                     9       124  -92.7          350     18,866  -98.1
Classic                      1         4  -75.0           18     42,357  ***.*
Cobalt                  10,514    13,507  -22.2      197,844    195,839    1.0
Corvette                 2,773     3,157  -12.2       33,437     29,218   14.4
Impala                  23,411    23,057    1.5      263,708    224,295   17.6
Malibu                   8,240    14,076  -41.5      152,447    189,305  -19.5
Monte Carlo              2,173     3,426  -36.6       31,697     30,989    2.3
SSR                        111       437  -74.6        3,698      7,533  -50.9
     Chevrolet Total    50,517    61,405  -17.7      737,451    803,108   -8.2
-------------------------------------------------------------------------------
Alero                        0        33  ***.*           67      1,333  -95.0
Aurora                       0         0  ***.*            0         18  ***.*
     Oldsmobile Total        0        33  ***.*           67      1,351  -95.0
-------------------------------------------------------------------------------
Bonneville                  25       302  -91.7        1,125      9,768  -88.5
G5                       1,458         0  ***.*        6,281          0  ***.*
G6                      10,925    14,175  -22.9      143,840    112,202   28.2
Grand Am                    33       174  -81.0          811     31,461  -97.4
Grand Prix               5,635     8,373  -32.7       99,937    114,686  -12.9
GTO                        735       771   -4.7       10,371     10,789   -3.9
Solstice                 1,305     1,211    7.8       18,361      2,699  580.3
Sunfire                     10       452  -97.8          846     24,818  -96.6
Vibe                     2,388     2,267    5.3       42,687     59,660  -28.4
     Pontiac Total      22,514    27,725  -18.8      324,259    366,083  -11.4
-------------------------------------------------------------------------------
9-2X                        65        71   -8.5        1,358      5,886  -76.9
9-3                      1,623     1,557    4.2       21,999     22,156   -0.7
9-5                        412       215   91.6        4,304      5,729  -24.9
     Saab Total          2,100     1,843   13.9       27,661     33,771  -18.1
-------------------------------------------------------------------------------
Aura                     4,279         0  ***.*       13,905          0  ***.*
ION                      6,626     7,100   -6.7       94,880     94,146    0.8
Saturn L Series              0        13  ***.*           20      5,031  -99.6
Sky                        950         0  ***.*        7,661          0  ***.*
     Saturn Total       11,855     7,113   66.7      116,466     99,177   17.4
-------------------------------------------------------------------------------
     GM Total          109,985   119,362   -7.9    1,495,791  1,620,234   -7.7
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     103,865   113,131   -8.2    1,403,507  1,510,968   -7.1
-------------------------------------------------------------------------------
GM Import                6,120     6,231   -1.8       92,284    109,266  -15.5
-------------------------------------------------------------------------------
     GM Total          109,985   119,362   -7.9    1,495,791  1,620,234   -7.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 November                January - November
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             13,111    10,890   20.4      159,658    172,428   -7.4
Cadillac Total           9,888    10,353   -4.5      130,229    144,316   -9.8
Chevrolet Total         47,232    57,788  -18.3      683,199    738,402   -7.5
Oldsmobile Total             0        33  ***.*           67      1,351  -95.0
Pontiac Total           21,779    26,954  -19.2      313,888    355,294  -11.7
Saturn Total            11,855     7,113   66.7      116,466     99,177   17.4
     GM North America
       Total*          103,865   113,131   -8.2    1,403,507  1,510,968  -7.1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Chevrolet Total          3,285     3,617   -9.2       54,252     64,706  -16.2
Pontiac Total              735       771   -4.7       10,371     10,789   -3.9
Saab Total               2,100     1,843   13.9       27,661     33,771  -18.1
     GM Import Total     6,120     6,231   -1.8       92,284    109,266  -15.5
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             18,089    16,208   11.6      224,671    260,286  -13.7
Cadillac Total          17,250    14,339   20.3      204,299    212,056   -3.7
Chevrolet Total        171,003   166,087    3.0    2,221,059  2,438,304   -8.9
GMC Total               37,440    28,775   30.1      439,452    515,634  -14.8
HUMMER Total             5,795     5,991   -3.3       64,596     48,648   32.8
Oldsmobile Total             0        43  ***.*           96      1,799  -94.7
Other-Isuzu Total        1,138     1,378  -17.4       13,185     13,355   -1.3
Pontiac Total           26,154    31,687  -17.5      377,457    401,518   -6.0
Saab Total               2,497     2,091   19.4       32,814     35,577   -7.8
Saturn Total            18,190    14,689   23.8      205,689    198,512    3.6
     GM Total          297,556   281,288    5.8    3,783,318  4,125,689   -8.3
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2006
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                 November                January - November
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        25
-------------------------------------------------------------------------------
Rainier                    773       728    6.2       11,930     14,157  -15.7
Rendezvous               3,477     3,558   -2.3       41,853     55,054  -24.0
Terraza                    728     1,032  -29.5       11,230     18,647  -39.8
     Total Buick         4,978     5,318   -6.4       65,013     87,858  -26.0
-------------------------------------------------------------------------------
Escalade                 3,416     1,467  132.9       34,228     27,281   25.5
Escalade ESV             1,624       816   99.0       14,007     12,323   13.7
Escalade EXT               830       340  144.1        5,928      7,209  -17.8
SRX                      1,492     1,363    9.5       19,907     20,927   -4.9
     Total Cadillac      7,362     3,986   84.7       74,070     67,740    9.3
-------------------------------------------------------------------------------
Astro                        3       319  -99.1          372     18,960  -98.0
C/K Suburban(Chevy)      8,277     4,735   74.8       69,087     79,045  -12.6
Chevy C/T Series            24        18   33.3          285        234   21.8
Chevy W Series             215       273  -21.2        2,617      2,558    2.3
Colorado                 6,526     6,469    0.9       86,018    119,531  -28.0
Equinox                  7,802     7,024   11.1      104,710    120,675  -13.2
Express Cutaway/G Cut    1,466     1,365    7.4       18,405     17,457    5.4
Express Panel/G Van      6,346     6,387   -0.6       78,022     78,815   -1.0
Express/G Sportvan       1,932       937  106.2       16,877     18,127   -6.9
HHR                      5,553     6,920  -19.8       95,720     32,290  196.4
Kodiak 4/5 Series          807       860   -6.2       10,859      9,737   11.5
Kodiak 6/7/8 Series        244       375  -34.9        3,327      3,955  -15.9
S/T Blazer                   2        83  -97.6          113      4,876  -97.7
S/T Pickup                   0         1  ***.*            4        149  -97.3
Tahoe                   13,326     7,850   69.8      146,230    137,399    6.4
Tracker                      0         1  ***.*           11        473  -97.7
TrailBlazer             13,946    15,540  -10.3      162,443    220,414  -26.3
Uplander                 3,875     4,665  -16.9       54,311     68,013  -20.1
Venture                      2        79  -97.5          194      6,951  -97.2
................................................................................
     Avalanche           5,777     3,148   83.5       50,330     58,327  -13.7
     Silverado-C/K
       Pickup           44,363    37,633   17.9      583,673    637,210   -8.4
Chevrolet Fullsize
  Pickups               50,140    40,781   22.9      634,003    695,537   -8.8
................................................................................
     Chevrolet Total   120,486   104,682   15.1    1,483,608  1,635,196   -9.3
-------------------------------------------------------------------------------
Canyon                   1,873     1,666   12.4       21,979     32,523  -32.4
Envoy                    5,772     5,463    5.7       69,276     99,177  -30.1
GMC C/T Series              22        11  100.0          225        183   23.0
GMC W Series               505       386   30.8        4,946      5,555  -11.0
Safari (GMC)                 0       116  ***.*           56      3,403  -98.4
Savana Panel/G Classic   1,400     1,304    7.4       15,917     19,180  -17.0
Savana Special/G Cut       261       304  -14.1        9,769     10,997  -11.2
Savana/Rally               122       124   -1.6        2,293      1,974   16.2
Sierra                  15,382    11,783   30.5      193,195    208,157   -7.2
Sonoma                       0         0  ***.*            0         66  ***.*
Topkick 4/5 Series         612       645   -5.1        9,934     13,366  -25.7
Topkick 6/7/8 Series       431       565  -23.7        7,100      6,981    1.7
Yukon                    7,242     3,639   99.0       64,401     66,445   -3.1
Yukon XL                 3,818     2,769   37.9       40,361     47,627  -15.3
     GMC Total          37,440    28,775   30.1      439,452    515,634  -14.8
-------------------------------------------------------------------------------
HUMMER H1                   24        27  -11.1          336        339   -0.9
HUMMER H2                1,418     1,510   -6.1       15,445     21,104  -26.8
HUMMER H3                4,353     4,454   -2.3       48,815     27,205   79.4
     HUMMER Total        5,795     5,991   -3.3       64,596     48,648   32.8
-------------------------------------------------------------------------------
Bravada                      0         5  ***.*           19        311  -93.9
Silhouette                   0         5  ***.*           10        137  -92.7
     Oldsmobile Total        0        10  ***.*           29        448  -93.5
-------------------------------------------------------------------------------
Other-Isuzu F Series       148       180  -17.8        1,345      1,239    8.6
Other-Isuzu H Series         9        10  -10.0          114         57  100.0
Other-Isuzu N Series       981     1,188  -17.4       11,726     12,059   -2.8
     Other-Isuzu Total   1,138     1,378  -17.4       13,185     13,355   -1.3
-------------------------------------------------------------------------------
Aztek                        5       156  -96.8          344      4,889  -93.0
Montana                      8       102  -92.2          378      3,642  -89.6
Montana SV6                235     1,663  -85.9       12,765     20,922  -39.0
Torrent                  3,392     2,041   66.2       39,711      5,982  563.8
     Pontiac Total       3,640     3,962   -8.1       53,198     35,435   50.1
-------------------------------------------------------------------------------
9-7X                       397       248   60.1        5,153      1,806  185.3
     Saab Total            397       248   60.1        5,153      1,806  185.3
-------------------------------------------------------------------------------
Relay                      527     1,022  -48.4        6,755     15,064  -55.2
VUE                      5,808     6,554  -11.4       82,468     84,271   -2.1
     Saturn Total        6,335     7,576  -16.4       89,223     99,335  -10.2
-------------------------------------------------------------------------------
     GM Total          187,571   161,926   15.8    2,287,527  2,505,455   -8.7
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     186,130   160,403   16.0    2,271,320  2,488,367   -8.7
-------------------------------------------------------------------------------
GM Import                1,441     1,523   -5.4       16,207     17,088   -5.2
-------------------------------------------------------------------------------
     GM Total          187,571   161,926   15.8    2,287,527  2,505,455   -8.7
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     183,573   157,415   16.6    2,235,049  2,449,531   -8.8
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*            0          0  ***.*
-------------------------------------------------------------------------------
     GM Total          183,573   157,415   16.6    2,235,049  2,449,531   -8.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2006
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                                 November                January - November
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        25        25
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,978     5,318   -6.4       65,013     87,858  -26.0
Cadillac Total           7,362     3,986   84.7       74,070     67,740    9.3
Chevrolet Total        120,313   104,474   15.2    1,481,692  1,633,327   -9.3
GMC Total               37,029    28,489   30.0      435,487    510,995  -14.8
HUMMER Total             5,795     5,991   -3.3       64,596     48,648   32.8
Oldsmobile Total             0        10  ***.*           29        448  -93.5
Other-Isuzu Total          281       349  -19.5        2,859      2,775    3.0
Pontiac Total            3,640     3,962   -8.1       53,198     35,435   50.1
Saab Total                 397       248   60.1        5,153      1,806  185.3
Saturn Total             6,335     7,576  -16.4       89,223     99,335  -10.2
     GM North America
       Total*          186,130   160,403   16.0    2,271,320  2,488,367   -8.7
-------------------------------------------------------------------------------
Chevrolet Total            173       208  -16.8        1,916      1,869    2.5
GMC Total                  411       286   43.7        3,965      4,639  -14.5
Other-Isuzu Total          857     1,029  -16.7       10,326     10,580   -2.4
     GM Import Total     1,441     1,523   -5.4       16,207     17,088   -5.2
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,978     5,318   -6.4       65,013     87,858  -26.0
Cadillac Total           7,362     3,986   84.7       74,070     67,740    9.3
Chevrolet Total        119,196   103,156   15.5    1,466,520  1,618,712   -9.4
GMC Total               35,870    27,168   32.0      417,247    489,549  -14.8
HUMMER Total             5,795     5,991   -3.3       64,596     48,648   32.8
Oldsmobile Total             0        10  ***.*           29        448  -93.5
Pontiac Total            3,640     3,962   -8.1       53,198     35,435   50.1
Saab Total                 397       248   60.1        5,153      1,806  185.3
Saturn Total             6,335     7,576  -16.4       89,223     99,335  -10.2
     GM North America
       Total*          183,573   157,415   16.6    2,235,049  2,449,531   -8.8
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,978     5,318   -6.4       65,013     87,858  -26.0
Cadillac Total           7,362     3,986   84.7       74,070     67,740    9.3
Chevrolet Total        119,196   103,156   15.5    1,466,520  1,618,712   -9.4
GMC Total               35,870    27,168   32.0      417,247    489,549  -14.8
HUMMER Total             5,795     5,991   -3.3       64,596     48,648   32.8
Oldsmobile Total             0        10  ***.*           29        448  -93.5
Pontiac Total            3,640     3,962   -8.1       53,198     35,435   50.1
Saab Total                 397       248   60.1        5,153      1,806  185.3
Saturn Total             6,335     7,576  -16.4       89,223     99,335  -10.2
     GM Total          183,573   157,415   16.6    2,235,049  2,449,531   -8.8
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 12/01/06



                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2006 Q4 #       449    661  1,110     445      215      504    2,274      11    45    243
  O/(U) prior
forecast:@ *      0      0      0       0        0        0        0       0     0      0
               ---- ------  ------   ----   -------   -----  ---------

2007 Q1 #       457    683  1,140     508      214      539    2,401      15    49    264
O/(U) prior
forecast:@ *
=====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580    634  1,214     538      138       51    1,941      18     9     NA
2nd Qtr.        638    726  1,364     491      165       64    2,084      13    16     NA
3rd Qtr.        574    664  1,238     373      146       74    1,832      11    15     NA
4th Qtr.        573    721  1,294     441      127       67    1,929       9    16     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,365  2,745  5,110   1,842      575      256    7,786      51    56     NA

   2002
1st Qtr.        600    753  1,353     456      131       65    2,005      11    11     NA
2nd Qtr.        688    865  1,553     453      141       74    2,221      15    17     NA
3rd Qtr.        568    740  1,308     408      132       87    1,935      19    20     NA
4th Qtr.        602    824  1,426     453      157       81    2,117      14    25     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,458  3,182  5,640   1,770      561      307    8,278      59    73     NA

   2003
1st Qtr.        591    860  1,451     491      127       77    2,146      19    24     NA
2nd Qtr.        543    837  1,380     488      128       90    2,086      19    24     NA
3rd Qtr.        492    753  1,245     393      135      120    1,893      20    17     NA
4th Qtr.        558    827  1,385     446      157      133    2,121      16    20     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,184  3,277  5,461   1,818      547      420    8,246      74    85     NA

   2004
1st Qtr.        525    820  1,345     473      159      296    2,273      19    19    247
2nd Qtr.        543    846  1,389     503      172      337    2,401      18    48    284
3rd Qtr.        463    746  1,209     411      185      314    2,119      16    43    261
4th Qtr.        466    811  1,277     442      200      386    2,305      17    47    324
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
    CY        1,997  3,223  5,220   1,829      716    1,333    9,098      70   158  1,116

   2005
1st Qtr.        470    712  1,182     502      185      335    2,204      16    51    286
2nd Qtr.        458    789  1,247     501      195      398    2,341      17    49    337
3rd Qtr.        423    723  1,146     412      207      409    2,174      15    50    199
4th Qtr.        483    798  1,281     443      188      420    2,332      14    68    197
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
    CY        1,834  3,022  4,856   1,858      775    1,562    9,051      62   218  1,019

   2006
1st Qtr.        496    759  1,255     494      194      472    2,415      18    50    246
2nd Qtr.        462    775  1,237     495      206      482    2,420      17    58    258
3rd Qtr.        417    633  1,050     374      215      433    2,072      12    48    202
4th Qtr. #      449    661  1,110     445      215      504    2,274      11    45    243
              -----  -----  -----   -----      ---    -----    -----      --   ---    ---
    CY        1,824  2,828  4,652   1,808      830    1,891    9,181      58   201    949

   2007
1st Qtr. #      457    683  1,140     508      214      539    2,401      15    49    264
              -----  -----  -----   -----      ---    -----    -----      --   ---    ---

See notes on next page.


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  December 5, 2006              By:  /s/ NICK CYPRUS
                                     ---  --------------------------
                                          (Nick Cyprus
                                           Controller and
                                           Chief Accounting Officer)